CAVANAL HILL FUNDS

Supplement dated April 9, 2020
to the
Cavanal Hill Funds’ Prospectus
dated December 26, 2019

This Supplement provides updated information regarding portfolio managers and supersedes any information to the contrary in the Prospectus dated December 26, 2019.

Change in Portfolio Manager

Effective April 9, 2020, Thomas J. Mitchell will no longer be a portfolio manager of the Opportunistic Fund.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE.